UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2018

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 624 - 3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2018, the Compensation & Talent Committee of the Board of Directors (the “Committee”) of Cytokinetics, Incorporated (the “Company”) determined that the Company met 80% of its corporate goals for 2017. This determination was based on the advancement of research development candidates into IND enabling studies; regulatory, drug product manufacturing and launch readiness preparations; achieving capital acquisition goals and financial management objectives.

Also on February 27, 2018, the Committee voted to approve salary increases, payment of a cash bonus and equity awards for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in connection with the performance of the Company and such officers for the fiscal year ended December 31, 2017. The bonus payments to the named executive officers were based on the individual executive’s performance relative to his or her specified goals, the Company’s performance relative to specified corporate goals, and other factors, including each executive’s compensation relative to the Company’s peer companies. The Committee exercised discretion in determining each individual’s overall achievement level. The salary increases for our named executive officers, which are effective as of March 1, 2018, were based on a review of each officer’s respective 2017 performance relative to both the Company’s and the individual’s goals, the role each executive is expected to play in 2018, competitive salary data provided by third-party executive compensation consultants and other factors.

The 2018 base salaries, 2018 target cash bonus amounts and cash bonus payments for 2017 performance for each of our named executive officers are listed in Exhibit 10.1 attached hereto and incorporated herein by reference.

Additional information regarding compensation of the named executive officers, including the factors considered by the Compensation Committee in determining compensation, will be included in the Company’s proxy statement for its 2017 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Compensation Information for the Company’s Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INC.

Dated: March 1, 2018	By:	/s/ Peter S. Roddy
	Name:	Peter S. Roddy
	Title:	Senior Vice President and Chief Accounting Officer